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                                                                   EXHIBIT 10.28

                                    WAIVER
                                      AND
                                AMENDMENT NO. 1
                                      TO
                  AMENDED AND RESTATED SHAREHOLDERS AGREEMENT
                  -------------------------------------------

          This WAIVER AND AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS AGREEMENT (this "Amendment") is made and entered into as of July ___, 1998 by
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and among METRO-GOLDWYN-MAYER INC., a corporation organized under the laws of the State of Delaware (the "Company"), SEVEN NETWORK LIMITED, a corporation
                            -------
organized under the laws of the Commonwealth of Australia ("Seven"); TRACINDA
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CORPORATION, a corporation organized under the laws of the State of Nevada

("Tracinda"); METRO-GOLDWYN-MAYER STUDIOS INC., a corporation organized under
  --------
the laws of the State of Delaware ("MGM Studios"); Mr. Frank G. Mancuso ("Mr.
                                    -----------                           ---
Mancuso"), and the Persons listed on the signature pages hereto (Mr. Mancuso and
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each such Person is herein referred to as an "Executive" and together as the
                                              ---------
"Executives").  Except as otherwise provided herein, capitalized terms used
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herein will have the meanings ascribed to them in the Shareholders Agreement (as defined below).

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, the Company, Seven, Tracinda, MGM Studios and each of the Executives entered into that certain Amended and Restated Shareholders Agreement, dated as of August 4, 1997 (the "Shareholders Agreement"), pursuant
                                            ----------------------
to which, among other things, Seven, Tracinda and each of the Executives were granted certain registration rights with respect to the Common Stock of the Company;

          WHEREAS, the Company currently proposes to distribute to all holders of the Common Stock, transferable subscription rights to subscribe for shares of the Common Stock pursuant to a registration statement on Form S-1 (the "Rights Offering");

          WHEREAS, Section 5.4 of the Shareholders Agreement provides that the Shareholders Agreement may be amended by an instrument in writing signed by or on behalf of each of the parties thereto which, with respect to the Executives, shall refer to the holders of a majority of the shares of capital stock of the Company owned by the Executives and subject to the terms of the Shareholders Agreement;

          WHEREAS, the Executives currently hold an aggregate of ________ shares of the Common Stock, which represent the only shares of capital stock of the Company owned by the Executives that are subject to the Shareholders Agreement;
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          WHEREAS, Seven, Tracinda and each of the Executives party hereto now desire to waive, with respect to the Rights Offering, any and all of their respective rights of Piggyback Registration, including as provided by Section
4.2 of the Shareholders Agreement; and

          WHEREAS, the Company, Seven, Tracinda, MGM Studios and each of the Executives further desire to amend Section 4.2 of the Shareholders Agreement to eliminate all rights of Piggyback Registration in connection with any future distribution to all holders of the Common Stock of rights to purchase or subscribe for securities of the Company.

          NOW, THEREFORE, BE IT RESOLVED, that in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT
                                   ---------

          1. Each of Seven, Tracinda and the Executives hereby fully and forever waives, with respect to the Rights Offering, any and all of its, his or her respective rights of Piggyback Registration, including as provided by
Section 4.2 of the Shareholders Agreement.

          2. Section 4.2(a) of the Shareholders Agreement is hereby amended and restated in its entirety as follows:

              "(a)  Right to Piggyback.  Whenever at anytime after the IPO
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     Closing Date, the Company proposes to register any of its equity securities under the Securities Act (other than (i) a registration on Form S-4 or Form S-8 or any successor or similar forms or (ii) a registration in connection with a pro-rata distribution to all holders of the Common Stock then outstanding of rights to purchase or subscribe for shares of the Common Stock or securities convertible into, exchangeable for or exercisable for the purchase of shares of the Common Stock) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), whether or not for sale for its own account, the
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     Company will give prompt written notice to each of Tracinda, Seven and the
     Executives of its intention to effect such a registration and the class or classes of equity securities of the Company to be registered and will include in such registration all Registrable Securities of the same class or classes with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the notice from the Company.

          3. Except as amended hereby, the Shareholders Agreement shall continue in full force and effect.

          4. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies of this Agreement, each of which may be signed by less than all of the parties hereto, but together all such copies are signed by all of the parties hereto. This Agreement shall become effective at such time as it has been executed by the Company, MGM Studios,

                                       2
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Seven, Tracinda and the holders of a majority of the shares of capital stock of the Company owned by the Executives and subject to the terms of the Shareholders Agreement.

                                       3
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     IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf as of the day and year first written above.

                              SEVEN NETWORK LIMITED

                              By: ____________________________________
                                  Name:
                                  Title:

                              TRACINDA CORPORATION

                              By: ____________________________________
                                  Name:
                                  Title:

                              METRO-GOLDWYN-MAYER STUDIOS INC.

                              By: ____________________________________
                                  Name:
                                  Title:

                              METRO-GOLDWYN-MAYER INC.

                              By: ____________________________________
                                  Name:
                                  Title:


                              ________________________________________
                                  Frank G. Mancuso

                                  Number of shares of the
                                  Common Stock owned: ________________

                                       4
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                              OTHER EXECUTIVES SIGNATURE PAGE:
                              --------------------------------



                              ______________________________________
                                  Name: ____________________

                                  Number of shares of the
                                  Common Stock owned: ______________
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The undersigned, an indirect wholly
owned subsidiary of Seven Network
Limited, hereby agrees to be bound by the terms of this Agreement to the same extent as Seven Network Limited.

MILTONSTAR PTY LIMITED



By: ________________________________
Name:
Title: